                                SCHEDULE 14A
                               (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                       EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant / /
Filed by a party other than the Registrant / /

Check the appropriate box:
    /X/  Preliminary Proxy Statement             / /  Confidential, For Use of
    / /  Definitive Proxy Statement                   the Commission Only (as
    / /  Definitive Additional Materials              permitted by
    / /  Soliciting Material Under Rule 14a-12        Rule 14a-6(e)(2))


                          Prudential's Gibraltar Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    /X/  No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                       PRUDENTIAL'S GIBRALTAR FUND, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                           IMPORTANT PROXY MATERIALS
                                PLEASE VOTE NOW!
                               SEPTEMBER   , 2002

                            ------------------------

Dear Planholder:

    I am inviting you to vote on several proposals relating to the management and operation of Prudential's Gibraltar Fund, Inc. (the "Fund"). A Special Meeting of Planholders having a right to vote with respect to the Fund is scheduled for October 18, 2002. This package contains information about the proposals and includes materials you will need to vote.

    The Board of Directors of the Fund has reviewed the proposals and has recommended that the proposals be presented to you for consideration. Although the Directors have determined that the proposals are in your best interest, the final decision is yours. The accompanying proxy statement includes a detailed description about each of the proposals relating to your Fund.

    Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

    - BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyweb.com. Enter your control number from your proxy card. Follow the simple instructions found on the web site.

    - BY TELEPHONE. Call 1-888-221-0697 toll free (phone line is available 24 hours a day).

    - IN PERSON.  By attending the meeting and voting your shares.

    If you have any questions before you vote, please call us at 1-877-778-5008 from 8 a.m to 6 p.m. Eastern Time, Monday through Friday. We're glad to help you understand the proposals and assist you in voting. Thank you for your participation.

                                          Sincerely,
                                          David R. Odenath, Jr.
                                          PRESIDENT

          IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE
                                   PROPOSALS

    Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q.  WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A.  The purpose of the proxy is to ask you to vote on four primary issues:

    - to approve a new management agreement between the Fund and its manager, Prudential Investments LLC ("PI").

    - to approve a new subadvisory agreement between PI and Jennison Associates LLC ("Jennison").

    - to approve a change in the Fund's investment objective.

    - to approve revisions to the Fund's fundamental investment restrictions.

Q.  WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?

A. Yes. The rate of the management fee currently charged to the Fund will increase if the proposal to approve a new management agreement between the Fund and PI is approved. However, the Directors of your Fund have concluded that an increase in the management fee is in the best interests of Planholders, because it will enable PI to better manage the Fund. The Fund's overall expense ratio will still be among the lowest in its peer group even with the increase in the management fee. Please see the accompanying proxy statement for a more detailed explanation of the proposed management agreement.

Q.  HAS THE FUND'S BOARD APPROVED THE PROPOSALS?

A. Yes. Your Fund's Board has approved the proposals and recommends that you vote to approve them.

Q.  HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. We need the affirmative vote of a majority of the Fund's outstanding voting securities, as defined by the Investment Company Act of 1940, in order to approve the proposals.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED PLANHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or MIS Corporation, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Planholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the Planholder meeting on October 18, 2002, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.  HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a Planholder, you are entitled to one vote for each share of common stock of the Fund in which you have an interest on the record date. The record date is August 20, 2002.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at 1-877-778-5008.

    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyweb.com. Enter your control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone. Call 1-888-221-0697 toll free. This phone line is available 24 hours a day.

Q.  HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Planholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

The attached proxy statement contains more detailed information about each of the proposals relating to your Fund. Please read it carefully.

                       PRUDENTIAL'S GIBRALTAR FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                   NOTICE OF
                         SPECIAL MEETING OF PLANHOLDERS
                                 TO BE HELD ON
                                OCTOBER 18, 2002

                            ------------------------

DEAR PLANHOLDER:

    You are hereby notified that Prudential's Gibraltar Fund, Inc. (the "Fund") will hold a Special Meeting of Planholders having a right to vote with respect to the Fund in the offices of The Prudential Insurance Company of America, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey on October 18, 2002 at 10:00 a.m. Eastern time for the following purposes:

    1. To approve a new management agreement between the Fund and its manager, Prudential Investments LLC ("PI").

    2. To approve a new subadvisory agreement between PI and Jennison Associates LLC ("Jennison").

    3.  To approve a change in the Fund's investment objective.

    4.  To approve revisions to the Fund's fundamental investment restrictions.

    You are entitled to vote at the Meeting, and at any adjournments thereof, if you had an interest in shares of common stock of the Fund at the close of business on August 20, 2002. If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the Board,
                                          Jonathan D. Shain
                                          SECRETARY

Dated: September, 2002

A PROXY CARD IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE TODAY BY SIGNING AND RETURNING THE PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE THROUGH THE INTERNET OR BY TELEPHONE USING THE "CONTROL" NUMBER THAT APPEARS ON THE PROXY CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

                       PRUDENTIAL'S GIBRALTAR FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                PROXY STATEMENT
                         SPECIAL MEETING OF PLANHOLDERS
                         TO BE HELD ON OCTOBER 18, 2002

                            ------------------------

    This proxy statement is being furnished to Planholders having a right to vote with respect to the Fund in connection with the solicitation by the Board of Directors of proxies to be used at a Special Meeting to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on October 18, at 10:00 a.m., Eastern time, or any adjournment or adjournments thereof. This proxy statement is being first mailed to Planholders on or about September , 2002.

    The Fund is a registered, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Maryland corporation. The Fund's shares of common stock are referred to as "Shares," and the persons having voting rights with respect to the Fund are "Planholders." The Fund's Board of Directors is referred to as the "Board," and the directors are "Board Members" or "Directors".

    Prudential Investments LLC ("PI" or the "Manager"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Fund's Manager under a management agreement with the Fund (the "Management Agreement"). Investment advisory services are provided to the Fund under a Subadvisory Agreement with Jennison Associates LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017. PI and Jennison are both wholly-owned indirect subsidiaries of Prudential Financial, Inc. ("Prudential"). Prudential Investment Management Services LLC ("PIMS" or the "Distributor"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the distributor of the Fund's shares. PIMS is also a wholly-owned indirect subsidiary of Prudential. As of June 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to certain closed-end investment companies with aggregate assets of approximately $101 billion.

                               VOTING INFORMATION

    The close of business on August 20, 2002 has been fixed as the record date for the determination of Planholders entitled to notice of, and to vote at, the Meeting. Each Share outstanding as of the close of business on the record date
is entitled to one vote. As of the record date, there were       Shares of the
Fund outstanding. Shares of the Fund are held only by three separate accounts of The Prudential Insurance Company of America ("Prudential Insurance") that support certain variable annuity contracts and systematic investment plan contracts issued to Planholders. Those three accounts are Prudential's Investment Plan Account, Prudential's Annuity Plan Account, and Prudential's Annuity Plan Account-2 (collectively, the "Accounts" and individually, each an "Account"). Fund Shares held by the Accounts as of the record date are as
follows: Prudential's Investment Plan Account (      Shares); Prudential's
Annuity Plan Account (      Shares); and Prudential's Annuity Plan Account-2
(      Shares).

    Fund shares are voted in accordance with the voting instructions received from Planholders with interests in the Accounts (and indirectly in the Fund) as of the record date. If a Planholder submits a properly executed proxy card, or otherwise properly votes in accordance with the Internet or telephone procedures, Prudential Insurance will vote the Fund shares allocated to that Planholder according to the Planholder's instructions. If a Planholder submits a properly executed proxy card but omits voting instructions with respect to any proposal, Prudential Insurance will vote the shares allocated to that

Planholder for the proposal. If a Planholder abstains, that vote will effectively be a vote against the proposal. Finally, if a Planholder does not submit a proper voting instruction, Prudential Insurance will vote the Fund shares allocated to that Planholder in proportion to the aggregate voting instructions it receives from all other Planholders.

    Planholders may revoke their instructions, but to be effective, Prudential must receive written notice of the revocation prior to 6:00 p.m. on October 11, 2002. Alternatively, Planholders may attend the meeting and vote in person, in which case any prior instructions provided will be revoked.

    For each the Proposals, the vote required for approval is a majority of the Fund's outstanding voting securities, as defined by the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares. The Fund will adopt each Proposal if it is approved by the required vote, except that Proposal 2 will not be adopted unless Planholders approve both Proposals 1 and 2.

    This solicitation is being made by mail, but it also may be made by telephone or facsimile. PI, Prudential Insurance, or one of their affiliates will bear the cost of this solicitation.

              OBTAINING A COPY OF THE ANNUAL OR SEMI-ANNUAL REPORT

    Copies of the Fund's most recent annual and semi-annual reports, including financial statements, have previously been delivered to Planholders. Planholders may obtain without charge additional copies of the Fund's annual and semi-annual reports by writing the Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free).

               TO APPROVE A NEW MANAGEMENT AGREEMENT FOR THE FUND
                                   PROPOSAL 1

    The Board, including all of the Independent Directors, has approved, and recommends that Planholders approve, a proposal to adopt a new Management Agreement between the Fund and PI. The new Management Agreement is attached as Exhibit A. Information concerning the Fund's Directors and the officers of PI is attached as Exhibit C. The primary change in the new Management Agreement is an increase in the management fee paid by the Fund and the Fund's assumption of certain operating expenses formerly borne by Prudential Insurance and/or PI.

DISCUSSION

    PI currently serves as the Fund's Manager pursuant to a Management Agreement executed between the Fund and PI. Pursuant to the Management Agreement, PI provides investment advisory and related management and administrative services to the Fund, including the supervision of the Fund's current subadvisor, Jennison. Jennison provides the day-to-day investment advisory services to the Fund pursuant to a Subadvisory Agreement between PI and Jennison. Under the current Management Agreement, and a separate Administration Agreement between the Fund and Prudential Insurance, most of the operating expenses of the Fund, including audit, legal, printing, and mailing costs, are borne by Prudential Insurance and/or PI, and are not paid out of Fund assets.

    Under the current Management Agreement, PI receives a management fee from the Fund of 0.125% of the Fund's average daily net assets. This management fee is paid out of Fund assets. Out of the management fee that PI receives, PI in turn compensates Jennison for its services at the rate of 0.0625% of the Fund's average daily net assets. The current Management and Subadvisory agreements were approved by Planholders on January 10, 2001, and both agreements were renewed by the Directors on May 21, 2002.

During 2001, the Fund paid PI $430,022 in management fees pursuant to the Management Agreement, and PI paid Jennison $215,011 in subadvisory fees pursuant to the Subadvisory Agreement.

    If Planholders approve this Proposal, the Fund will execute a new Management Agreement with PI. The new Management Agreement differs from the current Management Agreement in two material respects. First, the new Management Agreement will include an increased management fee of 0.55% of the Fund's average daily net assets. Second, the new Management Agreement will make the Fund, and not Prudential Insurance or PI, responsible for the payment of most of the Fund's operating expenses, including audit, legal, and custodian expenses. However, Prudential Insurance and/or PI will continue to be responsible for the payment of costs associated with the preparation and distribution of the Fund's annual and semi-annual financial statements, prospectuses, and any shareholder meetings. If Planholders approve this Proposal, the Fund intends to terminate the Administration Agreement between the Fund and Prudential Insurance.

    The table below compares the Fund's operating expenses (including the management fee) for the fiscal year ended December 31, 2001 under the current Management Agreement, with the Fund's hypothetical operating expenses for the same year if the new Management Agreement had been in place for the entire year:

PRO-FORMA EXPENSE ANALYSIS

                                                               12/31/2001     12/31/2001
                                                                 ACTUAL       PRO FORMA
                                                               (BASED ON      (BASED ON
                                                              AVERAGE NET    AVERAGE NET
                                                                ASSETS)        ASSETS)
                                                              ------------   ------------
RATIOS TO AVERAGE NET ASSETS:
  Management Fee............................................         0.13%          0.55%
  Other Expenses............................................         0.00%          0.05%
  Total Expenses............................................         0.13%          0.60%

    The table above does not reflect separate account expenses, including sales load. If the proposed new management agreement had been in effect during the fiscal year ended December 31, 2001, PI would have received $1,892,096 as its management fee. The percentage difference between the amount that PI received during 2001 and the amount that it would have received during 2001 if the proposed new management agreement had been in effect is 0.340%.

INFORMATION ABOUT OTHER MUTUAL FUNDS MANAGED BY PI

    The table below provides information about other mutual funds managed by PI as of June 30, 2002 that have similar investment objectives to the Fund:

FUND NAME                                                   $ ASSETS (000)     MANAGEMENT FEE RATE
---------                                                   ---------------   ---------------------
Prudential Jennison Equity Opportunity Fund...............    $  887,729      0.60% to $300 mil.
                                                                              0.575% over $300 mil.

Prudential Jennison Growth Fund...........................    $3,617,904      0.60% to $300 mil.
                                                                              0.575% next $4.7 bil.
                                                                              0.55% over $5 bil.

The Prudential Variable Contract Account -- 2.............    $  244,920      0.125%

Prudential Equity Fund....................................    $2,379,422      0.50% to $500 mil.
                                                                              0.475% next $500 mil.
                                                                              0.45% over $1.5 bil.

The Prudential Series Fund, Inc.
  SP Strategic Partners Focused Growth Portfolio..........    $   12,934      0.90%

The Prudential Series Fund, Inc.
  Diversified Conservative Growth Portfolio...............    $  184,015      0.75%

The Prudential Series Fund, Inc.
  Equity Portfolio........................................    $3,963,675      0.45%

MATTERS CONSIDERED BY THE BOARD OF DIRECTORS

    On May 21, 2002, the Board, including all of the Independent Directors, approved the proposal to present the new Management Agreement to Planholders. The Board received materials comparing the Fund's current management fee and overall expenses to those of comparable mutual funds. The Board also received an oral presentation from representatives of PI. The comparative materials, which were obtained from an independent and unaffiliated research provider, indicated that the Fund's overall expense ratio was still among the lowest in its peer group of mutual funds, even after taking into consideration the proposed increase in the management fee and the Fund's assumption of expenses currently paid by Prudential Insurance and/or PI.

    The Board also considered the fact that PI advised the Board that the current management fee paid by the Fund to PI made it extremely difficult for PI to properly manage the Fund. The Board additionally considered the fact that the current management fee did not provide PI with sufficient funds to properly compensate Jennison at current market rates for the subadvisory services provided by Jennison to the Fund. In addition, the Board considered the fact that the current management fee rate made it difficult for PI to properly manage the Fund under the Fund's manager-of-managers structure (pursuant to which PI may enter into new subadvisory agreements with unaffiliated subadvisers without shareholder approval), because PI likely would have difficulty retaining a suitable new subadviser in the event that it believed that a change in subadvisers was advisable in the future. Based on the materials provided to the Directors and the presentation made by PI at the meeting, the Board concluded that adopting the new Management Agreement was in the best interest of the Fund and the Planholders.

AFFILIATED BROKER

    During 2001, the Fund paid no commissions to Prudential Securities Incorporated.

OTHER PRUDENTIAL SERVICE PROVIDERS

    PIMS acts as the principal underwriter of the Fund. PIMS is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Under the terms of the distribution agreement Prudential Insurance and/or PI, not the Fund, is responsible for compensating PIMS. The Fund does not pay any fee to PIMS.

         TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN PI AND JENNISON
                                   PROPOSAL 2

    The Board, including all of the Independent Directors, has approved, and recommends that Planholders approve, a proposal to adopt a new Subadvisory Agreement between PI and Jennison. The proposed new Subadvisory Agreement is attached as Exhibit B. The fees and expenses incurred by the Fund will not change as a result of this Proposal, except as stated below.

DISCUSSION

    Jennison currently serves as the Fund's subadvisor pursuant to a Subadvisory Agreement executed between PI and Jennison. The current Subadvisory Agreement was approved by Planholders on January 10, 2001, and was last renewed by the Directors on May 21, 2002. If the Proposal is approved, PI will enter into a new Subadvisory Agreement with Jennison. Consistent with the management fee increase set forth in Proposal 1, if Proposal 1 is approved by Planholders, PI intends to enter into a new Subadvisory Agreement with Jennison for the purpose of increasing the subadvisory fee that PI pays to Jennison for providing investment advisory services to the Fund. With the exception of the increased subadvisory fee, the new Subadvisory Agreement is identical in all material respects with the current Subadvisory Agreement.

    Under the current Subadvisory Agreement, Jennison receives a subadvisory fee of 0.0625 % of the Fund's average daily net assets. Jennison's fee is paid entirely out of the management fee that PI receives pursuant to the management agreement between the Fund and PI. If Proposal 1 is approved, PI will enter into a new Subadvisory Agreement with Jennison, which will provide Jennison with an increased subadvisory fee of 0.25% of the Fund's average daily net assets.

THE PROPOSED NEW SUBADVISORY AGREEMENT WITH JENNISON

    Jennison, located at 466 Lexington Avenue, New York, NY 10017, is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIM"), which is a wholly-owned subsidiary of Prudential Asset Management Holding Company (PAMHCo), which is a wholly-owned subsidiary of Prudential. Jennison has provided investment advisory services to registered investment companies since 1990.

    The table below lists the name and principal occupation of the principal executive officers and each director of Jennison. The address of each person is 466 Lexington Avenue, New York, NY 10017, unless otherwise indicated.

MICHAEL A. DEL BALSO-Director since 1998, Executive Vice President, Jennison, since 1998; prior to 1998, various positions to Senior Vice President, Jennison Associates Capital Corp.

MARY-JANE FLAHERTY-Director since 2000. Managing Director, Strategic Initiatives, PIM, since December 1998; prior to December 1998, various positions to Chief Financial Officer, Prudential Investment Corporation, and various positions to Vice President, Prudential. Address: Gateway Center Three, 100 Mullberry Street, Newark, NJ 07102.

JOHN H. HOBBS-Chairman since 1998. Chief Executive Officer, Jennison, since 1998; prior to 1998, various positions to Chairman and Chief Executive Officer, Jennison Associates Capital Corp.

KAREN E. KOHLER-Director since 1998. Executive Vice President, Jennison, since 2000. Treasurer, Jennison, since 1999. Chief Compliance Officer and Director, Jennison, since 1998; prior to 1998, various positions to Senior Vice President, Chief Compliance Officer, Jennison Associates Capital Corp.

KATHLEEN A. MCCARRAGHER-Director since 1998. Executive Vice President, Jennison, since 1998. 1992-1998, Managing Director, Weis, Peck & Greer LLC.

PHILIP N. RUSSO-Director since 2000. Vice President and Director, PIM, since 1999; Vice President, Prudential, since 1997; prior to 1997, Managing Director, Bankers Trust Company. Address: Gateway Center Three 100 Mullberry Street, Newark, NJ 07102.

SPIROS SEGALAS-Director since 1998. President and Chief Investment Officer, Jennison, since 1998. Prior to 1998, various positions to President and Chief Investment Officer, Jennison Associates Capital Corp.

VICTOR SIM-Director since 2000. Vice President, Prudential, since 1997. Address:
Prudential Plaza, 751 Broad Street, Newark, NJ 07102.

JOHN R. STRANGFELD-Director since 2000. Chief Executive Officer of Prudential Securities Incorporated since October 2000, Executive Vice President since February 1998 of Prudential; Chief Executive Officer, Chairman, and Director since January 1999 of PIM; Chairman since August 1989 of Pricoa Capital Group; prior to 1998, various positions to Chief Executive Officer, Private Asset Management Group of Prudential. Address: 199 Water Street, New York, NY 10292.

KEVEN C. UEBELEIN-Director since 2000. Chief Investment Officer, since 2001, Gibraltar Life Insurance Co., Ltd. (Japan), Senior Managing Director, Mergers & Acquisitions, PIM, since 2000; prior to 2000, various positions to Managing Director, New Products, Private Asset Management Group, Prudential. Gibraltar Life Insurance Co., Ltd. (Japan). Address: 4-4-1, Nihombashi, Hongoku-cho, Chuo-Ku, Tokyo 103-0021 Japan.

BERNARD B. WINOGRAD-Director since 2000. President, since April 2002, and Director, since December 1996, PIM, Chief Executive Officer, Prudential Real Estate Investors, since December 1986; prior to December 1996, The Taubman Company LLC. Address: Gateway Center Three 100 Mullberry Street, Newark, NJ 07102.

INFORMATION ABOUT OTHER MUTUAL FUNDS ADVISED BY JENNISON

    The table below provides information about other mutual funds advised by Jennison as of March 31, 2002 which have investment objectives similar to that of the Fund:

                                                                        FEE PAID TO JENNISON
                                                   FUND NET ASSETS       (% OF AVERAGE DAILY
FUND                                                AS OF 3/31/02            NET ASSETS)
----                                               ---------------      --------------------
Prudential Jennison Equity Opportunity Fund......  $  938,900,890    0.30% to $300 million
                                                                     0.25% over $300 million

Prudential Jennison Growth Fund..................  $4,484,675,942    0.30% to $300 million
                                                                     0.25% over $300 million

The Prudential Variable Contract Account -- 2....  $  418,440,683    0.125%

Prudential Equity Fund*..........................  $1,439,378,206    0.250% on first $500
                                                                     million
                                                                     0.226% on next $500 million
                                                                     0.203% on balance.

The Prudential Series Fund, Inc. -- Equity
  Portfolio*.....................................  $2,235,712,771    0.225%

The Prudential Series Fund, Inc. -- SP Strategic
  Partners Focused Growth Portfolio*.............  $    6,356,557    0.30% on first $300 million
                                                                     0.25% on balance

                                                                        FEE PAID TO JENNISON
                                                   FUND NET ASSETS       (% OF AVERAGE DAILY
FUND                                                AS OF 3/31/02            NET ASSETS)
----                                               ---------------      --------------------
The Prudential Series Fund, Inc. -- Diversified
  Conservative Growth Portfolio*.................  $   61,119,217    Growth Portion:
                                                                     0.30% on first $300 million
                                                                     0.25% on balance
                                                                     Value Portion:
                                                                     0.375%

EQ Advisors Trust -- EQ Balanced Portfolio*......  $  330,301,273    0.35%

SunAmerica Style Select Series, Inc. -- Large Cap
  Growth Portfolio*..............................  $   27,051,692    0.30% on first $300 million
                                                                     0.25% on balance.

------------------------

* Jennison manages a portion of the assets of the fund. Fund net assets shown reflect only the portion of Fund assets managed by Jennison. Fee is calculated and paid based on the portion of fund assets managed by Jennison.

MATTERS CONSIDERED BY THE BOARD

    On May 21, 2002, the Board, including all of the Independent Directors, approved the proposal to present the new subadvisory agreement to Planholders. Consistent with the Board's review of the materials and presentation concerning the proposal to approve an increase in the management fee payable to PI, the Board considered that a primary goal in approving the increased management fee was to permit PI to compensate Jennison for its subadvisory services based on a fee rate closer to the current market rate. As noted above with respect to Proposal 1, the Board considered the fact that the comparative materials, which were obtained from an independent and unaffiliated research provider, indicated that the Fund's current management fee and overall expenses were currently among the lowest within a comparable group of mutual funds, and that the comparative materials showed that even after accounting for the increased management fee and expenses, the Fund's overall expense ratio would still be among the lowest in its peer group of mutual funds.

    The Board also considered PI's representation that the current management fee did not provide PI with sufficient funds to properly compensate Jennison at current market rates for the subadvisory services provided by Jennison to the Fund. In addition, the Board considered the fact that the current management and subadvisory fees made it difficult for PI to manage the fund under the manager-of-managers structure, because in the event that PI believed it advisable in the future to retain a new subadviser for the Fund, PI would likely experience difficulty in retaining a suitable subadviser due to an inability to provide the subadviser with appropriate compensation. Based on the materials provided to the Directors and the presentation made by PI at the meeting, the Board concluded that adopting the new Subadvisory Agreement was in the best interest of the Fund and the Planholders.

  THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

       TO APPROVE A CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE
                                 PROPOSAL NO. 3

    The Board, including all of the Independent Directors, has approved, and recommends that Planholders approve, a proposal to revise the Fund's fundamental investment objective. The Fund's current investment objective is growth of capital to an extent compatible with a concern for preservation of principal. Current income is a secondary consideration. To achieve this objective, the Fund invests primarily in common stock and other securities convertible into common stock.

DISCUSSION

    The Board, including all of the Independent Directors, has approved a recommendation from Jennison, the Fund's subadviser, that the Fund revise its fundamental investment objective by eliminating current income as a secondary consideration. Jennison advised the Board that the elimination of income as a secondary consideration would increase its ability to identify and select appropriate securities for the Fund that it believes will enhance the Fund's ability to provide for growth of capital consistent with a concern for preservation of capital.

MATTERS CONSIDERED BY THE BOARD

    On May 21, 2002, the Board, including all of the Independent Directors, approved the proposal to revise the Fund's fundamental investment objective. The Board considered and concurred with Jennison's recommendation that eliminating income as a secondary consideration would enhance the Fund's ability to meet its primary objective of growth of capital consistent with a concern for preservation of capital, by expanding the Fund's ability to identify and select securities believed by Jennison to enhance the Fund's performance.

    If approved by Planholders, the Fund's fundamental investment objective will provide as follows: "The Fund's objective is growth of capital to an extent compatible with a concern for preservation of capital. Current income, if any, is incidental."

  THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

     TO APPROVE REVISIONS TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
                                 PROPOSAL NO. 4

    The Board, including all of the Independent Directors, has approved, and recommends that Planholders approve, a proposal to revise certain fundamental investment restrictions of the Fund.

DISCUSSION

    The 1940 Act requires a mutual fund to indicate, in its registration statement, its policy with respect to each of the following:

    - diversification;

    - issuing senior securities;

    - borrowing money, including the purpose for which the proceeds will be used;

    - underwriting securities of other issuers;

    - concentrating investments in a particular industry or group of industries;

    - purchasing or selling real estate or commodities; and

    - making loans.

    In addition to these items, a fund is free to designate, as fundamental, investment policies concerning other investment practices. The Fund's statement of additional information (SAI) currently sets forth 11 fundamental investment restrictions. A fundamental restriction is a restriction that cannot be changed without the approval of a majority of a fund's outstanding voting securities. As discussed below, the Board recommends that certain of the investment restrictions be revised to afford more flexibility by removing fundamental restrictions not required by the 1940 Act, updating certain of the restrictions to account for changes in the law and investment vehicles and techniques, and conform the language to the counterpart policies of certain other Prudential mutual funds.

    A detailed analysis of the changes recommended by the Board follows (the numbers set out below correspond to the numbering of the current fundamental investment restrictions, which are set out in each item below, in the Fund's
SAI). You are entitled to vote differently with respect to each proposed fundamental investment restriction change listed below:

        2.  The Fund does not buy or sell commodities or commodity contracts.

PROPOSAL 4(a) -- RECOMMENDATION:

    The fundamental investment restriction does not permit the Fund to utilize futures and options. Although the Fund does not currently intend to use futures and options, in the event that the Board were to conclude at a future time that investing in options and futures is appropriate for the Fund, the restriction would prevent the Board from authorizing such investments without seeking Planholder approval. Therefore, the Board recommends that the current fundamental restriction be revised to state: "The Fund does not buy or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts and related options." If the Proposal is approved by Planholders, the Board will adopt a non-fundamental restriction providing that the Fund will not currently invest in futures contracts and related options. As a non-fundamental restriction, the Board will have the flexibility to authorize investments in futures and options in the future if it determines that such investments were in the best interests of Planholders, without first seeking Planholder approval.

        3. The Fund does not sell short or buy on margin, or buy, sell or write put or call options or combinations of such options.

PROPOSAL 4(b) -- RECOMMENDATION:

    The Board recommends that Planholders approve the revision of this fundamental investment restriction as follows: the prohibition on purchases on margin will be retained as a fundamental investment restriction, but the remainder of the restriction will become non-fundamental because the 1940 Act does not require that the Fund have a fundamental investment policy with respect to short sales or securities of the use of options. If approved by Planholders, the revised fundamental investment restriction will provide as follows:

    "The Fund does not purchase securities on margin; provided that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and that the deposit or payment of money of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin."

    Because the Fund does not currently intend to use short sales of securities or options, if this Proposal is approved by Planholders, the Board intends to adopt a non-fundamental investment restriction providing that "The Fund does not sell short, or buy, sell or write put or call options or combinations of such options." As a non-fundamental restriction, the Board will have the flexibility to authorize the use of short sales and options in the future if it determines that such investments were in the best interests of Planholders, without first seeking Planholder approval.

        4. The Fund does not invest for the purpose of exercising control or management.

PROPOSAL 4(c) -- RECOMMENDATION:

    The Board recommends that Planholders approve the elimination of this fundamental investment restriction. The 1940 Act does not require that the Fund adopt a fundamental policy with respect to controlling investments in other issuers. Because the Fund does not currently intend to invest for the purpose of exercising management or control in other issuers, if this Proposal is approved, the Board intends to adopt a non-fundamental policy that is identical to the current fundamental investment restriction. As a non-fundamental restriction, the Board will have the flexibility to authorize investments for the purpose of exercising management or control if in the future it determines that such investments were in the best interests of Planholders, without first seeking Planholder approval.

        5. The Fund does not buy or hold the securities of any issuer if those officers and directors of the Fund or officers of its investment adviser who own individually more than one-half of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer.

PROPOSAL 4(d) -- RECOMMENDATION:

    The Board recommends that Planholders approve the elimination of this fundamental investment restriction. The 1940 Act does not require a mutual fund to adopt a fundamental policy concerning investments in other issuers whose stock may be held by the fund or adviser affiliates.

        6. The Fund does not with respect to 75% of the value of its assets, buy the securities of an issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (except for obligations of the United States government and its instrumentalities) or result in the Fund owning more than 10% of the voting securities of such issuer.

PROPOSAL 4(e) -- RECOMMENDATION:

    This restriction paraphrases the standard in the 1940 Act for a diversified mutual fund. The 1940 Act requires that a mutual fund state in its prospectus or SAI whether or not it is a diversified mutual fund, and if a fund is a diversified fund, the fund may not change to a non-diversified fund without Planholder approval. Because the Fund's prospectus and SAI already state the Fund is diversified, the investment restriction is duplicative. Accordingly, the Board recommends that Planholders approve the elimination of this fundamental investment restriction.

        8.  The Fund does not borrow money.

        11. The Fund does not issue senior securities.

PROPOSAL 4(f) -- RECOMMENDATION:

    The Board recommends that Planholders approve modifications to each of the fundamental investment restrictions identified above, in order to provide the Fund with more flexibility to borrow money for temporary or emergency purposes (up to the limit set forth in the 1940 Act) and to utilize investment techniques as permitted by the 1940 Act and Securities and Exchange Commission interpretations to avoid the issuance of a senior security. In particular, the Board recommends that Planholders approve the following revised fundamental investment restrictions:

    "The Fund does not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Reverse repurchase agreements are not considered borrowing for purposes of this restriction."

    "The Fund does not issue senior securities, except as permitted under the Investment Company Act of 1940 and rules thereunder or by Securities and Exchange Commission order, Securities and Exchange Commission release, no-action letter, or similar relief or interpretations. Collateral arrangements entered into by a Fund with respect to futures contracts or options and the writing of options are not deemed to be the issuance of a senior security."

        9. The Fund does not buy or sell real estate, although the Fund may purchase shares of a real estate investment trust.

PROPOSAL 4(g) -- RECOMMENDATION:

    The Board recommends that Planholders approve a revision to this fundamental investment restriction to clarify that the Fund can invest in instruments backed or collateralized by real estate or mortgages and hold real estate in the unlikely event that the Fund acquires it as the result of the enforcement of a security interest. In particular, the Board recommends that Planholders approve the following revised fundamental investment restriction:

    "The Fund does not buy or sell real estate, although the Fund may buy or sell securities that are secured by real estate, securities of real estate investment trusts and of other issuers that engage in real estate operations, mortgage-backed securities, mortgage participations, or other instruments supported or secured by interests in real estate, and the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

        10. The Fund does not invest in the securities of other investment companies.

PROPOSAL 4(h) -- RECOMMENDATION:

    The Board recommends that Planholders eliminate this fundamental investment restriction. The 1940 Act does not require a mutual fund to set forth a fundamental investment policy with respect to the investment in shares of other investment companies. Instead, the 1940 Act and related rules impose certain limitations with respect to a mutual fund's ability to invest in shares of other mutual funds. Removing the restriction will permit the Fund to invest in shares of other mutual funds consistent with the 1940 Act and related rules as they currently stand or may be amended in the future. Among other things, investments in certain mutual fund shares permit the Fund to establish investment positions or invest excess cash on a more flexible basis.

PROPOSAL 4(i) -- RECOMMENDATION:

    The 1940 Act requires a mutual fund to adopt a fundamental investment restriction with respect to a fund's ability to make loans. Accordingly, the Board recommends that Planholders adopt the following fundamental investment restriction regarding loans:

    "The Fund will not make loans, except through loans of the Fund's assets, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act of 1940 and rules thereunder or by Securities and Exchange Commission order, Securities and Exchange Commission release, no-action letter, or similar relief or interpretations. The following shall not be considered the making of a loan: the acquisition of bonds, debentures or other debt instruments, or participations or other interests therein; or investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to the foregoing."

  THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                             SHAREHOLDER PROPOSALS

    Any Planholder who wishes to submit a proposal to be considered at the Fund's next meeting of persons having a right to vote with respect to the Fund should send the proposal to that Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

    The Fund will not be required to hold annual meetings of Planholders if the election of Board Members is not required under the 1940 Act. It is the present intention of the Board of the Fund not to hold annual meetings of Planholders unless such Planholder action is required.

    Planholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the Federal Securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Planholders arise, the proxies will vote according to their best judgment in the interest of the Fund.

                                          Jonathan D. Shain
                                          SECRETARY

September _, 2002

   It is important that you execute and return ALL of your proxies promptly.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A    Form of Management Agreement with PI.

Exhibit B    Form of Subadvisory Agreement with Jennison.

Exhibit C    Information About the Officers of PI and the Fund, and the
             Directors of the Fund.

                                                                       EXHIBIT A

                       PRUDENTIAL'S GIBRALTAR FUND, INC.

                              MANAGEMENT AGREEMENT

    Agreement made this    day of          , 2002 between Prudential's Gibraltar
Fund, Inc., a Maryland corporation (the Fund), and Prudential Investments LLC, a New York limited liability company (the Manager).

                              W I T N E S S E T H

    WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

    WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to the Manager with respect to the administration of its day-to-day business affairs, and the Manager is willing to render such investment advisory and administrative services;

    NOW, THEREFORE, the parties agree as follows:

    1. The Fund hereby appoints the Manager to act as manager of the Fund and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Directors of the Fund, the Manager is authorized to enter into a subadvisory agreement with Jennison Associates LLC, or any other subadviser, whether or not affiliated with the Manager (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund the investment advisory services in connection with the management of the Fund (each, a Subadvisory Agreement). Subject to the approval of the Board of Directors of the Fund, the Manager is authorized to retain more than one Subadviser for the Fund, and if the Fund has more than one Subadviser, the Manager is authorized to allocate the Fund's assets among the Subadvisers. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any Subadvisory Agreement. The Fund and Manager understand and agree that the Manager may manage the Fund in a "manager-of-managers" style with either a single or multiple subadvisers, which contemplates that the Manager will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of the Subadviser to the Fund, if applicable, through quantitative and qualitative analysis and consultations with such Subadviser;
(ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated; and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that a Subadviser's services may be terminated or modified pursuant to the "manager-of-managers" process, and that the Manager may appoint a new Subadviser for a Subadviser that is so removed.

    2. Subject to the supervision of the Board of Directors of the Fund, the Manager shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to
Section 1 hereof and any Subadvisory Agreement, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's SEC registration statement, and subject to the following understandings:

        (a) The Manager (or a Subadviser under the Manager's supervision) shall provide supervision of the Fund's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

        (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation of the Fund and the Fund's SEC registration statement and with the instructions and directions of the Board of Directors of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Manager shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC.

        (c) The Manager (or the Subadviser under the Manager's supervision) shall determine the securities and futures contracts to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) in conformity with the policy with respect to brokerage as set forth in the Fund's Registration Statement or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Manager (or the Subadviser under the Manager's supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager (or Subadviser under the Manager's supervision) may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Manager (or Subadviser) may be a party. It is understood that Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager (or Subadviser) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or futures commission merchants may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager (or the Subadviser under the Manager's supervision) is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Manager (or the Subadviser) in connection with its services to other clients.

        On occasions when the Manager (or a Subadviser under the Manager's supervision) deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients of the Manager (or the Subadviser), the Manager (or Subadviser), to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager (or the Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

        (d) The Manager (or the Subadviser under the Manager's supervision) shall maintain all books and records with respect to the Fund's portfolio transactions and shall render to the Fund's Board of Directors such periodic and special reports as the Board may reasonably request.

        (e) The Manager (or the Subadviser under the Manager's supervision) shall be responsible for the financial and accounting records to be maintained by the Fund (including those being maintained by the Fund's Custodian).

        (f) The Manager (or the Subadviser under the Manager's supervision) shall provide the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets.

        (g) The investment management services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

        (h) The Manager shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

    3. The Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

        (a) Articles of Incorporation;

        (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

        (c) Certified resolutions of the Board of Directors of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

        (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the Registration Statement), as filed with the SEC relating to the Fund and its shares of common stock and all amendments thereto; and

        (e) Prospectus and Statement of Additional Information of the Fund.

    4. The Manager shall authorize and permit any of its officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such officers or employees of the Manager.

    5. The Manager shall keep the Fund's books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Manager agrees that all records which it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager pursuant to Paragraph 2 hereof.

    6. During the term of this Agreement, the Manager shall pay the following expenses:

        (a) the salaries and expenses of all employees of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of the Manager or any Subadviser,

        (b) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund herein,

        (c) the fees, costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement,

        (d) the preparation, printing and distribution of prospectuses for the Fund, and advertising and sales literature referring to the Fund for use and offering any security to the public,

        (e) the preparation and distribution of reports and acts of the Fund required by and under federal and state securities laws, and

        (f) the conduct of annual and special meetings of the Fund.

    7.  The Fund assumes and will pay the expenses described below:

        (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets,

        (b) the fees and expenses of Fund Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act,

        (c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith,
    (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Directors of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's securities,

        (d) the charges and expenses of legal counsel and independent accountants for the Fund,

        (e) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

        (f) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

        (g) the fees of any trade associations of which the Fund may be a member,

        (h) the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

        (i) the cost of fidelity, directors' and officers' and errors and omissions insurance,

        (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statement and the Fund's prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

        (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

        (l) any expenses assumed by the Fund pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

    8. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager as full compensation therefor a fee at the annual rate of 0.55% of the average daily net assets of the Fund. This fee will be computed daily, and will be paid to the Manager monthly.

    9. The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

    10. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

    11. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Manager who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    12. Except as otherwise provided herein or authorized by the Board of Directors of the Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    13. During the term of this Agreement, the Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Manager copies of any of the above-mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

    14. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    15. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102, Attention: Secretary; or (2) to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, Attention:
President.

    16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    17. The Fund may use the name "Prudential's Gibraltar Fund, Inc." or any name including the word "Prudential" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as Manager or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name "Prudential's Gibraltar Fund, Inc." or any name including the word "Prudential" if the Manager's function is transferred or assigned to a company of which Prudential
Financial, Inc. does not have control.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year above written.

                                                       PRUDENTIAL'S GIBRALTAR FUND, INC.

                                                       By:
                                                            -----------------------------------------

                                                       PRUDENTIAL INVESTMENTS LLC

                                                       By:
                                                            -----------------------------------------

                                                                       EXHIBIT B

                       PRUDENTIAL'S GIBRALTAR FUND, INC.

                             SUBADVISORY AGREEMENT

    Agreement made as of this   day of            , 2002 between Prudential
Investments LLC (PI or the Manager) and Jennison Associates LLC (the Subadviser or Jennison).

    WHEREAS, the Manager has entered into a Management Agreement, dated        ,
2002 (the Management Agreement), with Prudential's Gibraltar Fund, Inc. (the
Fund), a Maryland corporation and an open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

    WHEREAS, PI desires to retain the Subadviser to provide investment advisory services to the Fund and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

    WHEREAS, this Agreement was approved by the Fund's shareholders at a meeting
held on             , 2002 and is intended to supersede the agreement dated
January 11, 2001, between PI and the Subadviser;

    NOW, THEREFORE, the Parties agree as follows:

    1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of the Fund's portfolio(s), including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors of the Fund, cooperate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with the Subadviser should be renewed, modified, or terminated and
           (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

        (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

        (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

        (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 and other applicable state and federal regulations.

        (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and
    (ii) the maintenance of compliance procedures pursuant to paragraph
    1(d) hereof as the Manager may reasonably request.

    2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

    3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A.

    4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

    5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

    6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

    8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    9.  This Agreement shall be governed by the laws of the State of New York.

    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                     PRUDENTIAL INVESTMENTS LLC

                                                     By:
                                                          --------------------------------------------

                                                     JENNISON ASSOCIATES LLC

                                                     By:
                                                          --------------------------------------------

                                   SCHEDULE A

Prudential's Gibraltar Fund, Inc............................  0.25% of average daily net assets

                                                                       EXHIBIT C

    The table below lists the name and principal occupation of PI's principal executive officers. PI has no directors. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

         NAME                    POSITION WITH PI                 PRINCIPAL OCCUPATIONS
         ----                    ----------------                 ---------------------
David R. Odenath, Jr.    President, Chief Executive         President, Chief Executive
                         Officer and Chief Operating        Officer and Chief Operating
                         Officer                            Officer, PI; Executive Vice
                                                            President of The Prudential
                                                            Insurance.
Robert F. Gunia          Executive Vice President and       Executive Vice President and
                         Chief Administrative Officer       Chief Administrative Officer, PI;
                                                            Vice President, Prudential
                                                            Insurance; President, Prudential
                                                            Investment Management Services
                                                            LLC ("PIMS").
William V. Healey        Executive Vice President, Chief    Executive Vice President, Chief
                         Legal Officer and Secretary        Legal Officer and Secretary, PI;
                                                            Vice President and Corporate
                                                            Counsel, Prudential Insurance;
                                                            Senior Vice President, Chief
                                                            Legal Officer and Secretary,
                                                            PIMS.
Grace C. Torres          Senior Vice President & Assistant
                         Treasurer
Catherine A. Brauer      Executive Vice President           Executive Vice President, PI
John L. Carter           Executive Vice President           Executive Vice President, PI
Marc S. Levine           Executive Vice President           Executive Vice President, PI
Judy A. Rice             Executive Vice President           Executive Vice President, PI
Ajay Sawhney             Executive Vice President           Executive Vice President, PI
Lynn M. Waldvogel        Executive Vice President           Executive Vice President, PI

    There are several officers of the Fund who are also officers of PI. The table below lists people who are officers of both the Fund and PI.

         NAME                   POSITION WITH FUND                  POSITION WITH PI
         ----                   ------------------                  ----------------
David R. Odenath, Jr.    President                          President, Chief Executive
                                                            Officer and Chief Operating
                                                            Officer
Robert F. Gunia          Vice President                     Executive Vice President and
                                                            Chief Administrative Officer
Judy A. Rice             Vice President                     Executive Vice President
Grace C. Torres          Treasurer, Principal Financial &   Senior Vice President and
                         Accounting Officer                 Assistant Treasurer

     From:                                                                    VOTE TODAY BY MAIL BY RETURNING THE VOTING INSTRUCTION
     PROXY TABULATOR                                                                      CARD IN THE ENCLOSED ENVELOPE,
     P.O. BOX 9132                                                            BY TOUCH-TONE TELEPHONE BY CALLING 1-888-221-0697, OR
     HINGHAM, MA 02043-9132                                                     BY THE INTERNET BY LOGGING ON TO WWW.PROXYWEB.COM.




*** CONTROL NUMBER: 999 999 999 999 99 ***


GIBRALTAR FUND, INC.                                                                                         VOTING INSTRUCTION FORM

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("PRUDENTIAL") AND THE BOARD OF DIRECTORS OF PRUDENTIAL'S GIBRALTAR FUND, INC. (THE
"FUND") HEREBY SOLICIT YOUR VOTING INSTRUCTIONS IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND SCHEDULED FOR
OCTOBER 18, 2002, AT THE OFFICES OF PRUDENTIAL, GATEWAY CENTER 3, 100 MULBERRY STREET, 14TH FLOOR, NEWARK, NEW JERSEY AT 10:00 A.M.

I (we), the undersigned, hereby instruct Prudential to vote the Fund shares to which I (we), the undersigned, am (are) entitled to give instructions as indicated on the reverse side of this form.




                                                                                Date ___________________________





                                                                          Signature(s)/Fiduciary Capacity, if applicable

                                                                 Each Planholder should sign as his/her name appears on this form; if a contract is owned jointly, each owner should sign; if a contract is held in a fiduciary capacity, the fiduciary should sign and indicate his/her fiduciary capacity.

                                                                                                                           GIBRALTAR


VOTING INSTRUCTION FORM                           NOTE: YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS SIGNED.
                                                  PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM ON THE REVERSE SIDE.

                      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE PROPOSALS.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/
PLEASE DO NOT USE FINE POINT PENS.



                                                                                                   FOR       AGAINST     ABSTAIN
1. To approve a new management agreement between the Fund and Prudential Investments LLC.          / /         / /         / /  1.

2. To approve a new subadvisory agreement between Prudential Investments LLC and Jennison
   Associates LLC.                                                                                 / /         / /         / /  2.

3. To amend the Fund's fundamental investment objective.                                           / /         / /         / /  3.

4a. To amend the fundamental investment restriction of the Fund concerning commodities.            / /         / /         / /  4a.

4b. To amend the fundamental investment restriction of the Fund concerning short sales,
    purchases on margin, and the purchase or sale of put or call options.                          / /         / /         / /  4b.

4c. To amend the fundamental investment restriction of the Fund concerning controlling
    investments.                                                                                   / /         / /         / /  4c.

4d. To eliminate the fundamental investment restriction concerning investments in other
    issuers whose stock may be held by the Fund or adviser affiliates.                             / /         / /         / /  4d.


4e. To eliminate the fundamental investment restriction concerning diversification.                / /         / /         / /  4e.

4f. To amend the fundamental investment restrictions concerning borrowing and the
    issuance of senior securities.                                                                 / /         / /         / /  4f.

4g. To amend the fundamental investment restriction concerning real estate.                        / /         / /         / /  4g.

4h. To eliminate the fundamental investment restriction concerning investments in the
    securities of other investment companies.                                                      / /         / /         / /  4h.

4i. To adopt a fundamental investment restriction concerning loans.                                / /         / /         / /  4i.


                                                                                                            GIBRALTAR